Exhibit 23

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-52992) pertaining to the Fluor Corporation 2000 Executive Performance Incentive Plan and the Fluor Corporation 2000 Restricted Stock Plan for Non-Employee Directors, the Registration Statement (Form S-8 No. 333-63868) pertaining to the Fluor Daniel Craft Employees 401(k) Retirement Plan, the Registration Statement (Form S-8 No. 333-63870) pertaining to Fluor Corporation Salaried Employees’ Savings Investment Plan, the Registration Statement (Form S-8 No. 333-63872) pertaining to TRS 401(k) Retirement Plan, the Registration Statement (Form S-8 No. 333-63858) pertaining to AMECO and Subsidiaries Salaried Employees 401(k) Retirement Plan, the Registration Statement (Form S-8 No. 333-63860) pertaining to DMIS, Inc. Nissan Maintenance Project Retirement & Savings Plan, the Registration Statement (Form S-8 No. 333-63862) pertaining to Fluor Corporation Employees’ Performance Plan, the Registration Statement (Form S-8 No. 333-63864) pertaining to TRS Salaried Employees’ 401(k) Retirement Plan, the Registration Statement (Form S-8 No. 333-67000) pertaining to 2001 Key Employee Performance Incentive Plan, the Registration Statement (Form S-8 No. 333-84790) pertaining to the Fluor Executive Deferred Compensation Program, the Registration Statement (Form S-8 No. 333-105308) pertaining to the Fluor Corporation 2003 Executive Performance Incentive Plan, the Registration Statement (Form S-8 No. 333-105309) pertaining to the Fluor Corporation Deferred Directors’ Fees Program, the Registration Statement (Form S-8 No. 333-120374) pertaining to TRS 401(k) Retirement Plan, the Registration Statement (Form S-8 No. 333-120372) pertaining to the Fluor Corporation Salaried Employees’ Savings Investment Plan, the Registration Statement (Form S-8 No. 333-120370) pertaining to the Fluor Daniel Craft Employees 401(k) Retirement Plan, the Registration Statement (Form S-8 No. 333-115080) pertaining to the Fluor Corporation 2000 Restricted Stock Plan for Non-Employee Directors, and the Registration Statement (Form S-3 No. 333-121626) and related Prospectus of Fluor Corporation pertaining to the registration of $500,000,000 of common stock and/or debt securities of our report dated March 3, 2005, with respect to the consolidated financial statements of Fluor Corporation included in the Annual Report (Form 10-K) for the year ended December 31, 2004.

/s/ Ernst & Young LLP

Orange County, California
March 3, 2005